Exhibit 3.3


Date and Time: March 31, 2006 01:30 PM Pacific Time

[BRITISH                    Ministry of Finance             Mailing Address:               Location:
COLUMBIA]                   Corporate and Personal          PO BOX 9431 Stn Prov Govt.     2nd Floor - 940 Blanshard
                            Property Registries             Victoria BC V8W 9V3            St.
                            www.corporateonline.gov.bc.ca                                  Victoria BC
                                                                                           250 356-8626
-----------------------------------------------------------------------------------------------------------------------

                                                   Notice of Articles

                                                BUSINESS CORPORATIONS ACT


======================================================================================================================
This Notice of Articles was issued by the Registrar on: June 28, 2004 10:08 AM Pacific Time

Incorporation Number:      BC0260327

Recognition Date:  Incorporated on February 16, 1983
======================================================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                 NOTICE OF ARTICLES

Name of Company:
CORRIENTE RESOURCES INC.

----------------------------------------------------------------------------------------------------------------------
REGISTERED OFFICE INFORMATION

Mailing Address:                                             Delivery Address:
520-800 W PENDER ST                                          520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                         VANCOUVER BC V6C 2V6
CANADA                                                       CANADA

----------------------------------------------------------------------------------------------------------------------
RECORDS OFFICE INFORMATION

Mailing Address:                                             Delivery Address:
520-800 W PENDER ST                                          520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                         VANCOUVER BC V6C 2V6
CANADA                                                       CANADA

----------------------------------------------------------------------------------------------------------------------
DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
SHANNON, KENNETH ROBB

Mailing Address:                                             Delivery Address:
SUITE 520                                                    SUITE 520
800 WEST PENDER STREET                                       800 WEST PENDER STREET
VANCOUVER BC V6C 2V6                                         VANCOUVER BC V6C 2V6
CANADA                                                       CANADA
----------------------------------------------------------------------------------------------------------------------

                                                           1



Last Name, First Name, Middle Name:
MCDONALD, G. ROSS

Mailing Address:                                             Delivery Address:
SUITE 1402                                                   SUITE 1402
543 GRANVILLE STREET                                         543 GRANVILLE STREET
VANCOUVER BC V6C 1X8                                         VANCOUVER BC V6C 1X8
CANADA                                                       CANADA

---------------------------------------------------------------------------------------------------------------------
Last Name, First Name, Middle Name:
HOLLER, ANTHONY F.

Mailing Address:                                             Delivery Address:
SUITE 1630                                                   SUITE 1630
200 BURRARD STREET                                           200 BURRARD STREET
VANCOUVER BC V6C 3L6                                         VANCOUVER BC V6C 3L6
CANADA                                                       CANADA

---------------------------------------------------------------------------------------------------------------------
Last Name, First Name, Middle Name:
HARRIS, LEONARD

Mailing Address:                                             Delivery Address:
9534 LA COSTA LANE                                           9534 LA COSTA LANE
LONE TREE CO                                                 LONE TREE CO
UNITED STATES                                                UNITED STATES

---------------------------------------------------------------------------------------------------------------------
Last Name, First Name, Middle Name:
CLARK, RICHARD P.

Mailing Address:                                             Delivery Address:
SUITE 520                                                    SUITE 520
800 WEST PENDER STREET                                       800 WEST PENDER STREET
VANCOUVER BC V6C 2V6                                         VANCOUVER BC V6C 2V6
CANADA                                                       CANADA

---------------------------------------------------------------------------------------------------------------------
AUTHORIZED SHARE STRUCTURE
---------------------------------------------------------------------------------------------------------------------
1.       100,000,000   COMMON Shares                         Without Par Value

                                                             Without Special Rights or Restrictions attached
---------------------------------------------------------------------------------------------------------------------


                                                            2